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                                                                    EXHIBIT 10.1


                   SECOND AMENDMENT OF LOAN AND SECURITY AGREEMENT


      This SECOND AMENDMENT OF LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of May 1, 2003, by and between SCOLR, Inc., a Delaware Corporation, having a place of business at 8340 154th Avenue NE Redmond, WA 98052-3864 ("Borrower") and ACCESS BUSINESS FINANCE LLC, having a principal place of business at 14205 S. E. 36th Street, Suite 350, Bellevue, WA 98006 ("Lender").

                                    RECITALS

      A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of April 30, 2002 (as amended or modified to the date hereof, the "Loan Agreement").

      B. Borrower has requested that Lender amend, and Lender has agreed to amend, the Loan Agreement to:

            1.    Decrease the Maximum Amount from $1,100,000.00 to $800,000.00;
            2.    Decrease the Loan Fee from $11,000.00 to $8,000.00.

      NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the parties hereby agree as follows:

                                         AGREEMENT

      1. Amendment of the Loan Agreement. The Loan Agreement is hereby amended as follows, effective as of the date hereof:

            1.1 The term "Maximum Amount" is amended and shall be decreased to $800,000.00.

            1.2 The term "Loan Fee" is amended and shall be decreased to $8,000.00.

      2. Modification. Except as expressly modified hereby, the Loan Agreement shall remain unchanged and in full force and effect.

      3. Conflicts. If a conflict exists between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

      4. Ratification of Guaranty. Indemnitor acknowledges and agrees that he has read and is familiar with, and consents to, all of the terms and conditions of this Amendment. In light of the foregoing, Indemnitor confirms and agrees that all of the terms and provisions of his Guaranty are ratified and reaffirmed, and that the Guaranty shall continue in full force and effect.

            4.1 Although Lender has informed Indemnitor of the terms of this Amendment, Indemnitor understands and agrees that Lender has no duty whatsoever to so notify Indemnitor or to seek this or any future acknowledgment, consent, or reaffirmation, and nothing contained herein is intended to, or shall crate, such a duty as to any transactions hereafter.

      5. Further Assurances. Borrower agrees to make and execute such other documents as may be necessary or required to effectuate the terms and conditions of this Agreement.

      6. Future Modifications. This Amendment does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Loan Agreement.

      7. Severability. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such


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prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      8. Headings. Section headings and numbers have been set forth for convenience only.

      9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                          SCOLR, Inc.



                                          By:
                                                  ------------------------------
                                                  Steven Moger
                                          Title:  Chief Financial Officer

                                          ACCESS BUSINESS FINANCE, LLC


                                          By:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------
CONSENTED TO:




---------------------------------
David T. Howard
Indemnitor



---------------------------------
Steven Moger
Indemnitor


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